Exhibit 99.1

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

                In connection with Amendment No. 2 to the Quarterly Report on Form 10-Q of Digital Angel Corporation (the "Company") for the period ended March 31, 2002, as filed with the Securities and Exchange Commission on August 8, 2002 (the "Periodic Report"), I, James P. Santelli, Vice President - Finance, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.                                       The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2002	/s/ James. P. Santelli
James. P. Santelli
Vice President - Finance, Chief Financial Officer
Digital Angel Corporation